UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                                   ----------

                            GRAN TIERRA ENERGY, INC.
                             (f/k/a GOLDSTRIKE INC.)

             (Exact name of registrant as specified in its charter)

                                   ----------



            Nevada                      333-111656              98-0479924
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                  Identification Number)

               300, 611 - 10th Avenue S.W.
                 Calgary, Alberta, Canada                             T2R 0B2
         (Address of principal executive offices)                    (Zip Code)

                                 (403) 265-3221
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   ----------

Item 8.01.  Other Events.

      On February 28, 2006, Gran Tierra Energy Inc. (the "Company") announced an agreement with Golden Oil Corporation ("Golden Oil"), entered into on February 24, 2006, to acquire a 50% interest in the El Vinalar Block in the Noroeste Basin of Argentina. El Vinalar encompasses 1,005 gross square kilometers
(248,341 acres) and contains a portfolio of exploration leads and oil field enhancement opportunities.

      The total consideration for the acquisition is $0.95 million, plus the funding of up to $2.70 million in a planned drilling program.

      The purchase of Golden Oil's interest is expected to close on or about April 30, 2006, or such other date as shall be agreed in writing by the Company and Golden Oil. The closing is subject to standard conditions including the execution of mutually acceptable agreements on or before the closing date, the receipt of results of an environmental audit of the assets, and the provision of necessary financing. If a joint venture agreement has not been signed by April 30, 2006 by both the Company and Golden Oil, the Company's acquisition agreement will expire according to its terms.

      On February 28, 2006, the Company issued a press release to announce its execution of the above described offer. The press release is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.


          Exhibit No.     Description
          -----------     -----------
          99.1            Press Release of the Company dated February 28, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Gran Tierra Energy Inc.


                                                  By:   /s/ James Hart
                                                       -------------------------
                                                  Name: James Hart
                                                  Title: Chief Financial Officer

                                                  Date:  March 2, 2006

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
99.1            Press Release of the Company dated February 28, 2006